(FORM OF PROXY CARD FOR REGISTERED SHAREHOLDERS)

     Shareholder Name
     Address
     Address



     You are cordially invited to join us at the 1996 Annual Meeting of Shareholders of Tucson Electric Power Company. This year's meeting will be held at the Hilton East Hotel in Tucson, Arizona on Friday, May 14, 1996. Registration and admittance will start at 9 a.m. and the Meeting will begin promptly at 10 a.m. At the meeting we will elect directors and vote on the Recapitalization Proposal.

     It  is important that your shares be voted whether or not
     you  plan  to  be  present at the  meeting.   You  should
     specify your choices by marking the appropriate boxes on the proxy form below, and date, sign and return your proxy
     form  in  the  enclosed,  postpaid  return  envelope   as
     promptly as possible. If you date, sign and return your proxy form without specifying your choices, your shares will be voted in accordance with the recommendations of your directors.

     As in the past years, we will discuss the business of TEP during the meeting. I welcome your comments and suggestions, and we will provide time during the meeting for questions from shareholders.

     I am looking forward to having you with us on the 14th of
     May.  In the meantime, if you have questions
     regarding   the  Meeting,  please  phone   our   Investor
     Relations and Services Department at 520-884-3661.

                                             Sincerely,




     (Form of Proxy Card -- FRONT)

TEAR HERE                                                             TEAR HERE
                      TUCSON ELECTRIC POWER COMPANY
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 & 2.
PROXY

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted "FOR" Items 1 & 2.

1. ELECTION OF DIRECTORS:

   NOMINEES              FOR     WITHHELD    NOMINEES            FOR   WITHHELD
   Elizabeth T. Alexander []       []        Martha R. Seger      []     []
   Charles E. Bayless     []       []        Donald G. Shropshire []     []
   Jose L. Canchola       []       []        H. Wilson Sundt      []     []
   John  A. Jeter         []       []        J. Burgess Winter    []     []
   R. B. O'Rielly         []       []

2. RECAPITALIZATION  PROPOSAL
     [] FOR   [] AGAINST   [] ABSTAIN

         (continued, and to be signed, on other side)

                                        (Shareholder Name)
                                        (Shareholder Name)
                                        (Shareholder Name)

     (Form of Proxy Card -- BACK)

                 TUCSON ELECTRIC POWER COMPANY
This Proxy is solicited on behalf of the Board of Directors of the Company for the Annual Meeting to be held on May 14, 1996
                             PROXY
The undersigned hereby appoints Chareles E. Bayless and Ira R. Adler, and each of them, with the power of substitution, to represent and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders scheduled to be held at the Hilton East Hotel in Tucson, Arizona, on May 14, 1996, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present and particularly with respect to Items 1 & 2 and, in their discretion, upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Items 1 & 2.

SHAREHOLDER(S)
   SIGN HERE                                                __________________
                                                                   (DATE)

                       X                          X
                            SIGNED                     SIGNED

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. All joint owners of shares should sign. State your full title when signing as executor, administrator, trustee, guardian, etc. Please return your proxy in the enclosed postage paid envelope. Receipt is hereby acknowledged of Notice of Annual Meeting, Proxy Statement and the 1995 Annual Report attached thereto.

          (continued, and to be voted on other side)


 (FORM OF PROXY FOR SHAREHOLDERS IN STREET NAME)

 (Form of Proxy Card -- FRONT)


                 TUCSON ELECTRIC POWER COMPANY
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 & 2.

This proxy, when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted "FOR" Items 1 & 2.

1. ELECTION OF DIRECTORS:                      FOR          WITHHOLD AUTHORITY
    ALEXANDER, BAYLESS, CANCHOLA, JETER,   all nominees     as to all nominees
    O'RIELLY, SEGER, SHROPSHIRE, SUNDT,    (except as
    WINTER                               indicated below)
                                               []                   []

           Withhold Authority to vote for the following nominees (write names):

           ___________________________________________________________________

 2. RECAPITALIZATION PROPOSAL
     [] FOR   [] AGAINST   [] ABSTAIN

Participant Number:__________________       Participant Name:________________
Depository:        __________________       Shares:          ________________


     (Form of Proxy Card -- BACK)

                 TUCSON ELECTRIC POWER COMPANY
This Proxy is solicited on behalf of the Board of Directors of the Company for the Annual Meeting to be held on May 14, 1996
                             PROXY
The undersigned hereby appoints Chareles E. Bayless and Ira R. Adler, and each of them, with the power of substitution, to represent and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders scheduled to be held at the Hilton East Hotel in Tucson, Arizona, on May 14, 1996, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present and particularly with respect to Items 1 & 2 and, in their discretion, upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Items 1 & 2.

SHAREHOLDER(S)
   SIGN HERE                                                __________________
                                                                   (DATE)

                       X                          X
                            SIGNED                     SIGNED

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. All joint owners of shares should sign. State your full title when signing as executor, administrator, trustee, guardian, etc. Please return your proxy in the enclosed postage paid envelope. Receipt is hereby acknowledged of Notice of Annual Meeting, Proxy Statement and the 1995 Annual Report attached thereto.

          (continued, and to be voted on other side)